Accounts receivable net	6 Months Ended
Mar. 31, 2024
Accounts receivable net
Accounts receivable, net

Note 3 — Accounts receivable, net

Accounts receivable consisted of the following:

	As of	As of
	March 31,	September 30,
	2024	2023
	(unaudited)
Accounts receivable	$23,184,329	$24,692,164
Less: allowance for doubtful accounts	(167,551)	(14,719)
Accounts receivable, net	$23,016,778	$24,677,445

Allowance for doubtful accounts of $0.3 million and $14,719 was made for certain accounts receivable as of March 31, 2024 and September 30, 2023, respectively. The Company’s accounts receivable primarily include balances due from customers when the Company’s products are sold and delivered to customers.